UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2012

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 - 8th Street SW Calgary, Alberta, Canada	T2R 1M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into Material Definitive Agreement.

On March 12, 2012, Township Petroleum Corporation, an Alberta corporation and wholly owned subsidiary of Oilsands Quest Inc. (the “Company”), entered into an asset purchase and sale agreement (the “Purchase and Sale Agreement” or the “PSA”) with Cavalier Energy Inc., an Alberta Corporation (the “Purchaser”), for the sale of Alberta Lease No. 7405080355, the assets described in the Company’s filings with the Securities and Exchange Committee as the “Eagles Nest Prospect” or “Eagles Nest” (the “Asset”). The Company had reopened the sales process for the Asset after FAMA Capital Ltd. defaulted on an earlier Purchase and Sale Agreement. The PSA was finalized in a short limited bidding process directed by the Alberta Court of Queen’s Court (the “Court”) under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). The Court approved the PSA on March 15, 2012, upon which the PSA became an enforceable obligation of the Company.

The PSA provides for the sale of the Asset for a purchase price of CDN$7,005,000 (the “Purchase Price”), including a CDN$700,500 deposit paid on March 12, 2012, not including GST or land transfer taxes. Such taxes are payable by the Purchaser in addition to the Purchase Price. The PSA is expected to close on or before March 23, 2012.

The PSA provides for access, subject to contractual restrictions relating to disclosure, all technical data relating to the Asset that are reasonably required in connection with the PSA. The PSA is subject to ordinary closing conditions and the obtaining of all necessary governmental or regulatory approvals for the sale of the Asset.

This summary of the PSA is qualified in its entirety by reference to the PSA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.             Other Events.

On March 15, 2012, the Company issued a press release announcing that it received approval from the Court for the Purchase and Sale Agreement for the Asset. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The press release is also available on the Company’s website at www.oilsandsquest.com.

Item 9.01.             Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated March 12, 2012

99.1	Press Release dated March 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2012	Oilsands Quest Inc. (Registrant)

	By:	/s/ Garth Wong
		Name:	Garth Wong
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement dated March 12, 2012

99.1	Press Release dated March 15, 2012.